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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 7, 2003

001-15565
(Commission File Number)

SEMCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

MICHIGAN (State or other jurisdiction of incorporation)	38-2144267 (IRS Employer Identification Number)
28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN 48334 5501 (Address of registrant's principal executive office)

248-702-6000
(Registrant's telephone number)

Item 9.    Regulation FD Disclosure.

        Item 9.    SEMCO Energy, Inc. ("SEMCO" or the "Company") wishes to disclose for Regulation FD purposes the following material non-public information regarding the Company:

  •
  SEMCO also wishes to disclose for Regulation FD purposes its press release dated May 7, 2003, filed herewith as Exhibit 99.1.

  •
  As described in the press release attached hereto as Exhibit 99.1, the Company is planning an offering of an aggregate of $300 million of senior unsecured notes. The Company is in discussions with its lenders under its existing bank credit facility regarding an amendment to the Company's existing bank credit facility and an extension of its 364-day facility to be entered into concurrently with the sale of the notes. The Company expects this amendment to provide covenant relief to permit the offering of the notes, including the incurrence of the expenses described below. The Company intends to use the proceeds of the offering to retire its 8.95% Remarketable or Redeemable Securities due 2008, to prepay its 8.00% Senior Notes due 2004, its 7.20% Senior Notes due 2007 and its 8.32% Senior Notes due 2024, to pay associated transaction fees, charges and expenses of $48.0 million, of which the Company expects to expense $23.1 million ($15.0 million net of taxes) at the time of completion of these transactions, and for working capital and general corporate purposes.

        Item 12.    In accordance with the procedural guidance in SEC Release No. 33-8216, the following information is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

  •
  For the years ended December 31, 2000, 2001 and 2002, the Company's Adjusted EBITDA was $101.5 million, $89.8 million and $94.5 million, respectively. For the three months ended March 31, 2002 and 2003, the Company's Adjusted EBITDA was $37.8 million and $37.3 million, respectively. See Note 1 below for the definition of Adjusted EBITDA and other disclosure information required by Regulation G.

  •
  For the years ended December 31, 2000, 2001 and 2002, Adjusted EBITDA for SEMCO's gas distribution business was $90.0 million, $79.1 million and $85.0 million, respectively. See Note 1 below for the definition of Adjusted EBITDA and other disclosure information required by Regulation G.

  •
  For the twelve months ended March 31, 2003, the Company's Adjusted EBITDA was $94.0 million. See Note 1 below for the definition of Adjusted EBITDA and other disclosure information required by Regulation G.

  •
  At March 31, 2003, the Company's cash and cash equivalents were $7.2 million; net property, plant and equipment was $516.9 million; total current assets were $142.8 million; capitalization, including short-term debt, was $709.1 million; current liabilities, excluding short-term debt, were $88.2 million; and total debt, including short-term debt, was $450.4 million.

  •
  SEMCO is in the advanced stages of conducting an auction to sell Alaska Pipeline Company, a subsidiary of the Company ("APC"). As of March 31, 2003, the book value of APC's assets that are expected to be part of a sale was $90.1 million.

  •
  As of December 31, 2002, the Company's net worth, as defined in the Credit Agreement dated as of June 25, 2002 among the Company, the financial institutions from time to time party thereto, (together with their respective successors and assigns, the "Banks") and Standard Federal Bank N.A., a national banking association, as agent and arranger for the Banks, was $249.5 million.

Note 1. Non-GAAP Financial Measures

        EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA differs from EBITDA in that it excludes results of discontinued operations and restructuring and impairment charges. We have removed these items from the net income component of EBITDA because they will not be reflected in future EBITDA. EBITDA and Adjusted EBITDA are presented here because they can be used as an indication of a company's ability to incur and service debt and are commonly used as an analytical indicator in our industry. EBITDA and Adjusted EBITDA measures presented may not be comparable to similarly titled measures used by other companies. EBITDA and Adjusted EBITDA are not measurements presented in accordance with United States generally accepted account principles, or GAAP, and we do not intend EBITDA or Adjusted EBITDA to represent cash flows from operations as defined by GAAP. You should not consider EBITDA or Adjusted EBITDA to be an alternative to net income, cash flows from operations or any other items calculated in accordance with GAAP or an indicator of our operating performance. The following are the components of our EBITDA and Adjusted EBITDA:

					Three months ended March 31,
	Year ended December 31,
				Twelve months ended March 31, 2003
	2000	2001	2002		2002	2003
Consolidated
Net income (loss)	$16,693	$(6,361)	$8,949	$8,293	$11,330	$10,674
Interest expense	34,905	31,784	31,268	31,551	7,674	7,957
Dividends on trust preferred securities	7,699	13,235	13,232	13,232	3,308	3,308
Income taxes expense	11,554	6,578	10,139	9,745	7,790	7,396
Income taxes benefit related to dividends on trust preferred securities	(2,695)	(4,632)	(4,631)	(4,631)	(1,158)	(1,158)
Income taxes expense (benefit) related to discontinued operations	52	(3,123)	1,276	1,276	—	—
Depreciation and amortization	33,051	36,505	35,337	35,649	8,761	9,073
Depreciation and amortization related to discontinued operations	421	454	225	126	99	—

EBITDA	$101,680	$74,440	$95,795	$95,241	$37,804	$37,250
Restructuring and impairment charges	—	6,103	—	—	—	—
Loss (income) from discontinued operations, before income taxes	(147)	9,245	(1,286)	(1,286)	—	—

Adjusted EBITDA	$101,533	$89,788	$94,509	$93,955	$37,804	$37,250

Gas Distribution Business
Net income	$25,911	$19,397	$26,058
Interest expense	23,906	19,933	18,874
Income taxes expense	13,930	11,518	14,699
Depreciation and amortization	26,272	27,180	25,342

EBITDA	$90,019	$78,028	$84,973
Restructuring charges	—	1,051	—

Adjusted EBITDA	$90,019	$79,079	$84,973

        The Company views EBITDA and Adjusted EBITDA as a liquidity measure and, therefore, the nearest GAAP measure is cash flow from operations. The following is a reconciliation of the Company's EBITDA and Adjusted EBITDA to its cash flow from operations:

					Three months ended March 31,
	Year ended December 31,
				Twelve months ended March 31, 2003
	2000	2001	2002		2002	2003
Consolidated
Adjusted EBITDA	$101,533	$89,788	$94,509	$93,955	$37,804	$37,250
Restructuring and impairment charges	—	(6,103)	—	—	—	—
Income (loss) from discontinued operations, before income taxes	147	(9,245)	1,286	1,286	—	—

EBITDA	$101,680	$74,440	$95,795	$95,241	$37,804	$37,250
Interest expense	(34,905)	(31,784)	(31,268)	(31,551)	(7,674)	(7,957)
Dividends on trust preferred securities	(7,699)	(13,235)	(13,232)	(13,232)	(3,308)	(3,308)
Income taxes expense	(11,554)	(6,578)	(10,139)	(9,745)	(7,790)	(7,396)
Income taxes benefit related to dividends on trust preferred securities	2,695	4,632	4,631	4,631	1,158	1,158
Income taxes (expense) benefit related to discontinued operations	(52)	3,123	(1,276)	(1,276)	—	—
Changes in assets and liabilities and other non-cash items	(1,203)	6,058	(19,566)	918	8,493	28,977

Cash flow from operations	$48,962	$36,656	$24,945	$44,986	$28,683	$48,724

Gas Distribution Business
Adjusted EBITDA	$90,019	$79,079	$84,973

Restructuring charges	—	1,051	—

EBITDA	$90,019	$78,028	$84,973
	—	—	—
Interest expense	(23,906)	(19,933)	(18,874)
Income taxes expense	(13,930)	(11,518)	(14,699)
Changes in assets and liabilities and other non-cash items	14,563	5,685	(288)

Cash flow from operations	$66,746	$52,262	$51,112

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMCO Energy, Inc. (Registrant)
By:	/s/ JOHN E. SCHNEIDER
Name:	John E. Schneider
Title:	Senior Vice President, Treasurer and C.F.O.

Dated: May 7, 2003

Index to Exhibits

Exhibit Number	Description
99.1	Copy of SEMCO Energy, Inc.'s press release dated May 7, 2003.

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  Item 9. Regulation FD Disclosure.
SIGNATURES
Index to Exhibits